UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 6, 2023

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor
New York, New York 10019
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value share	GNL PR A	New York Stock Exchange
6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 6, 2023, Global Net Lease, Inc., a Maryland corporation (“GNL” or the “Company”), Global Net Lease Advisors, LLC , a Maryland limited liability company (“GNL Advisor”), Global Net Lease Properties, LLC, a Maryland limited liability company (“GNL Property Manager”), AR Global Investments, LLC, a Delaware limited liability company (“Advisor Parent” and together with GNL Property Manager, GNL Advisor and GNL, the “GNL Parties,” and Advisor Parent together with GNL Advisor, Necessity Retail Advisors, LLC (“RTL Advisor”), GNL Property Manager and Necessity Retail Properties, LLC (“RTL Property Manager”), the “Advisors” and, collectively with GNL and The Necessity Retail REIT, Inc., a Maryland corporation (“RTL”, and together with GNL, the “Companies”), and any other entities managed or advised by the Advisor Parent or its Affiliates (whether as of the date hereof or hereafter), the “Group Companies”) and Orange Capital Ventures, LP (together with its Affiliates, “Orange Capital”) entered into a Settlement and Reimbursement Agreement (the “Agreement”). Each of the GNL Parties and Orange Capital is referred to therein as a “Party”, and collectively, the “Parties”.

Under the terms of the Agreement: (i) Orange Capital has agreed to vote in support of GNL’s merger with RTL (the “REIT Merger”), pursuant to the Agreement and Plan of Merger dated as of May 23, 2023 (the “REIT Merger Agreement”), and GNL’s agreement to internalize the advisory and property management functions of the combined company through a series of mergers with the Advisors dated as of May 23, 2023 (the “Internalization Merger”); (ii) Orange Capital, on behalf of itself and its Affiliates (as defined therein), released and forever discharged the Group Companies, the Advisor Parent, the Advisors, the Companies, their respective Affiliates and their respective directors, officers, agents, attorneys and representatives arising from or in relation to or in connection with the REIT Merger or the Internalization; (iii) each of GNL Advisor, GNL Property Manager, GNL and Advisor Parent, on behalf of itself and its respective Affiliates, released and forever discharged Orange Capital, from all liabilities and claims arising from or in relation to or in connection with the REIT Merger or the Internalization; (iv) each Party agreed to not join any claim or proceeding, arising from or in relation to or in connection with the REIT Merger, the Internalization Merger, any and all proxy materials, public filings, press releases or other announcements heretofore filed or made in connection with the foregoing; (v) the Advisor Parent agreed to reimburse Orange Capital for its time and expenses, including legal expenses, depending on the outcome of the GNL Special Meeting (as defined below); (vi) Orange Capital agreed not to sell or otherwise dispose of any shares of GNL’s common stock, par value $0.01 per share (“GNL Common Stock”) until the earlier of (x) the time of the conclusion of GNL’s special meeting of stockholders on September 8, 2023, or any adjournment or postponement thereof, (the “GNL Special Meeting”), (y) the valid termination of the REIT Merger Agreement in accordance with its terms, (z) or June 1, 2024; (vii) Orange Capital agreed to appear, either in person or by proxy, at the GNL Special Meeting, and vote all shares of GNL Common Stock in favor of the REIT Merger, Internalization Merger and all matters contemplated therein, in accordance with the GNL board of directors’ recommendation; (viii) Orange Capital agreed from the date of the Agreement until three years from the date thereof to customary standstill covenants relating to the Group Companies including, among others, not to nominate or recommend any person for nomination for election at any annual or special meeting of stockholders of the Group Companies, not to engage in the solicitation of proxies, not to form or join or knowingly participate in any securities of the group with respect to the Group Companies.

Forward-Looking Statements

The statements in this communication that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. In addition, words such as "may," "will," "seeks," "anticipates," "believes," "estimates," expects," "plans," "intends," "would," or similar expressions indicate a forward-looking statement, although not all forward-looking statements contain these identifying words. Any statements referring to the future value of an investment in GNL, including the adjustments giving effect to the REIT Merger and the Internalization Merger (together, the "Proposed Transactions") as described in this current report, as well as the potential success that GNL may have in executing the REIT Merger and Internalization Merger, are also forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause GNL's actual results, or GNL's actual results after making adjustments to give effect to the REIT Merger and the Internalization Merger, to differ materially from those contemplated by such forward-looking statements, including but not limited to: (i) GNL's ability to complete the proposed REIT Merger and Internalization Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the Proposed Transactions, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Internalization Merger Agreement and REIT Merger Agreement, each dated as of May 23, 2023 relating to the Proposed Transactions, (iii) the ability of GNL to obtain lender consent to amend its Second Amended and Restated Credit Facility or any other loan agreement of GNL, if at all, or on terms favorable to GNL, (iv) risks related to the potential repeal of GNL's Shareholder's Rights Plan; (v) risks related to the decrease in the beneficial ownership requirements of GNL's applicable classes and series of stock; (vi) risks related to diverting the attention of GNL's management from ongoing business operations, (vii) failure to realize the expected benefits of the Proposed Transactions, (viii) significant transaction costs or unknown or inestimable liabilities, (ix) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay, (x) the risk that RTL's business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, (xi) risks related to future opportunities and plans for GNL post-closing, including the uncertainty of expected future financial performance and results of GNL post-closing following completion of the Proposed Transactions, (xii) the effect of the announcement of the proposed transaction on the ability of GNL and RTL to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships, (xiii) the effect of any downgrade of GNL's or RTL's corporate rating or to any of their respective debt or equity securities including the outstanding notes under the RTL Indenture; (xiv) risks related to the market value of the GNL Common Stock to be issued in the Proposed Transactions; (xv) other risks related to the completion of the Proposed Transactions, (xvi) potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19, on RTL, RTL's tenants and the global economy and financial market, (xvii) the risk that one or more parties to the Internalization Merger Agreement and REIT Merger Agreement may not fulfil its obligations under the respective agreement, as well as the additional risks, uncertainties and other important factors set forth in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of GNL's Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (“SEC”) on February 23, 2023, and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in GNL's subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law.

Additional Information About the REIT Merger and Internalization Merger and Where to Find It

In connection with the Proposed Transactions, on July 6, 2023, GNL filed with the SEC a registration statement on Form S-4 (as amended on July 17, 2023), which includes a document that serves as a prospectus of GNL and a joint proxy statement of GNL and RTL (the "Joint Proxy Statement/Prospectus"). Each party also plans to file other relevant documents with the SEC regarding the Proposed Transactions. The Form S-4 became effective on July 18, 2023. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. GNL and RTL commenced mailing the definitive Joint Proxy Statement/Prospectus to stockholders on or about July 19, 2023. Investors and securityholders may obtain a free copy of the Joint Proxy Statement/Prospectus and other relevant documents filed by GNL and RTL with the SEC at the SEC's website at www.sec.gov. Copies of the documents filed by GNL with the SEC are available free of charge on GNL's website at www.globalnetlease.com or by contacting GNL's Investor Relations at investorrelations@globalnetlease.com. Copies of the documents filed by RTL with the SEC are available free of charge on RTL's website at www.necessityretailreit.com or by contacting RTL's Investor Relations at ir@rtlreit.com.

Participants in the Proxy Solicitation

GNL, RTL, and their respective directors, executive officers and other members of management and employees of their respective advisors and their affiliates may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transactions. Information about directors and executive officers of GNL is available in its proxy statement for its 2023 Annual Meeting, as incorporated by reference in the Joint Proxy Statement/Prospectus. Information about directors and executive officers of RTL is available in its proxy statement for its 2023 Annual Meeting, as incorporated by reference in the Joint Proxy Statement/Prospectus. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the Proposed Transactions. Investors should read the Joint Proxy Statement/Prospectus carefully before making any voting or investment decisions. Investors may obtain free copies of these documents from GNL as indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL NET LEASE, INC.

Date: September 6, 2023	By:	/s/ James L. Nelson
	Name:	James L. Nelson
	Title:	Chief Executive Officer